Exhibit 13.1

CERTIFICATION OF CARLO BOZOTTI, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND SOLE

MEMBER

OF THE MANAGING BOARD OF STMICROELECTRONICS N.V. AND CARLO FERRO, CHIEF FINANCIAL

OFFICER AND EXECUTIVE VICE PRESIDENT, FINANCE, LEGAL, INFRASTRUCTURE AND SERVICES

OF

STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of STMicroelectronics N.V. (the “Company”) on Form 20-F for the period ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Carlo Bozotti
	Name:	Carlo Bozotti
	Title:	President and Chief Executive Officer and Sole Member of our Managing Board

Date: March 16, 2016

By:	/s/ Carlo Ferro
	Name:	Carlo Ferro
	Title:	Chief Financial Officer, Executive Vice President, Finance, Legal, Infrastructure and Services

Date: March 16, 2016